Federated Income Securities Trust
Federated Floating Rate Strategic Income Fund
CLASS A SHARES (TICKER FRSAX)
Federated Short-Term Income Fund
CLASS A SHARES (TICKER FTIAX)
Federated Institutional Trust
Federated Short-Intermediate Total Return Bond Fund
CLASS A SHARES (TICKER FGCAX)
SERVICE SHARES (TICKER FGCSX)
Federated Short-Intermediate Duration Municipal Trust
CLASS A SHARES (TICKER FMTAX)
SERVICE SHARES (TICKER FSHFX)

SUPPLEMENT TO CURRENT PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION
Subject to approval by the Boards of Trustees (“Boards”) of the above referenced funds (“Funds”), the Funds propose the following changes which are anticipated to become effective on or about December 1, 2019:
Class A Shares Sales Load and Breakpoints–
Federated Floating Rate Strategic Income Fund expects to reduce the current maximum 2% sales charge (load) imposed on its Class A Share purchases (as a percentage of offering price) to a 1% sales charge (load). In addition, the sales load breakpoint schedule is expected to change so that the 1% sales charge is applied only to share purchases of $100,000 or less.
Federated Short-Term Income Fund, Federated Short-Intermediate Duration Municipal Trust and Federated Short-Intermediate Total Return Bond Fund each anticipate retaining its current maximum 1% sales charge (load) imposed on its Class A Share purchases (as a percentage of offering price) but will change the sales load breakpoint schedule so that the 1% sales charge is applied only to share purchases of $100,000 or less.
Shareholder Service Fees/Account Administration Fees–
Federated Floating Rate Strategic Income Fund expects to reduce payments to financial intermediaries from 0.35% to 0.25% of average net assets on its Class A Shares.
Federated Short-Term Income Fund and Federated Short-Intermediate Duration Municipal Trust each anticipate reducing payments to financial intermediaries from 0.50% to 0.25% of average net assets on their Class A Shares.
Rule 12b-1 Fees–
Federated Floating Rate Strategic Income Fund, Federated Short-Term Income Fund and Federated Short-Intermediate Duration Municipal Trust anticipate that each will reduce the Rule 12b-1 fees paid on its Class A Shares, pursuant to the Funds' Rule 12b-1 Plan, from 0.25% to a dormant 0.05% of average net assets. Subject to Board approval, this dormant 0.05% Rule 12b-1 fee will not be incurred or charged until such time as subsequently approved by the Board.
Federated Short-Intermediate Total Return Bond Fund expects to reduce the Rule 12b-1 fees paid on its Class A Shares, pursuant to the Funds' Rule 12b-1 Plan, from a 0.10% dormant fee to a dormant 0.05% of average net assets. Subject to Board approval, this dormant 0.05% Rule 12b-1 fee will not be incurred or charged until such time as subsequently approved by the Board. In addition, Federated Short-Intermediate Total Return Bond Fund expects to eliminate the dormant 0.05% Rule 12b-1 fee on its Service Shares.
Federated Short-Intermediate Duration Municipal Trust expects to eliminate the 0.25% Rule 12b-1 fee currently paid on its Service Shares.
October 1, 2019

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q454881 (10/19)
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